UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

DDi Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1220 Simon Circle	92806
Anaheim, California	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of July 29, 2004.

Item 12.	Results of Operations and Financial Condition

The information being furnished in this Item 12 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On July 29, 2004, DDi Corp. issued a press release announcing its operating results for the three and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.
Date: July 29, 2004
	By:	/s/ JOSEPH P. GISCH
Joseph P. Gisch
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated as of July 29, 2004.